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                                                                      EXHIBIT 10



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Accounting and Auditing Experts" and to the use of our report dated March 5, 2001, with respect to the financial statements of American General Life Insurance Company Separate Account A, and of our report dated February 5, 2001, with respect to the financial statements of American General Life Insurance Company included in this Post-Effective Amendment No. 10 to the Registration Statement (Form N-4, Nos. 33-44745 and 811-1491) of American General Life Insurance Company Separate Account A.

                                    /s/ ERNST & YOUNG LLP
                                    ---------------------
                                    ERNST & YOUNG LLP



Houston, Texas
April 2, 2001